1 Chart Industries, Inc. Investor Day June 12, 2014 © 2014 Chart Industries, Inc. Exhibit 99.1

2 Disclosure © 2014 Chart Industries, Inc. Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “may”, “might”, “should”, “will”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “project”, “forecast”, “outlook”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify forward-looking statements. All of these forward-looking statements are based on estimates and assumptions by our management as of the date of this presentation that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that could cause the Company’s actual results or circumstances to differ materially from those expressed or implied by forward-looking statements. These risks and uncertainties include, among others, the following: the cyclicality of the markets that the Company serves; a delay, significant reduction in or loss of purchases by large customers; a delay in the anticipated timing of LNG infrastructure build out or respiratory therapy demand recovery; fluctuations in energy prices; the potential for negative developments in the natural gas industry related to hydraulic fracturing; competition; changes in government energy policy or failure of expected changes in policy to materialize; the Company’s ability to successfully manage its costs and growth, including its ability to successfully manage operational expansions; economic downturns and deteriorating financial conditions; our ability to manage our fixed-price contract exposure; our reliance on key suppliers and potential supplier failures or defects; the modification or cancellation of orders in our backlog; our ability to successfully acquire or integrate new product lines or businesses; changes in government healthcare regulations and reimbursement policies; general economic, political, business and market risks associated with the Company’s global operations and transactions; litigation and disputes involving the Company, including product liability, contract, warranty, employment, intellectual property and environmental claims; the adequacy of our warranty reserves; the loss of key employees and deterioration of employee or labor relations; fluctuations in foreign currency exchange and interest rates; the financial distress of third parties; the regulation of our products by the U.S. Food & Drug Administration and other governmental authorities; the pricing and availability of raw materials; our ability to protect our intellectual property; potential future impairment of the Company’s goodwill and other intangibles; the cost of compliance with environmental, health and safety laws; technological security threats; additional liabilities related to taxes; the impact of severe weather; risks associated with our indebtedness, leverage, debt service and liquidity; and volatility and fluctuations in the price of the Company’s stock. For a discussion of these and additional risks that could cause actual results to differ from those described in the forward- looking statements, see disclosure under Item 1A. “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other recent filings with the Securities and Exchange Commission, which should be reviewed carefully. Please consider the Company’s forward-looking statements in light of these risks. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

3 Agenda © 2014 Chart Industries, Inc.  Welcome, Company Overview, and Market Drivers – Sam Thomas  Energy and Chemicals – Mike Durkin  Distribution and Storage – Tom Carey  BioMedical – Steve Shaw  Investing for Future Growth – Kevin Blount  Revenues, Orders, Backlog and Wrap Up – Michael Biehl  Q&A

4 Welcome to Chart’s Investor Day © 2014 Chart Industries, Inc. Sam Thomas, Chairman, Chief Executive Officer and President has served as Chairman of our Board of Directors since March 2007 and has served as our Chief Executive Officer and President and as a member of our Board of Directors since October 2003. Prior to joining our company, Mr. Thomas was Executive Vice President of Global Consumables at ESAB Holdings Ltd., a provider of welding consumables and equipment. Prior to joining ESAB in February 1999, Mr. Thomas was Vice President of Friction Products for Federal Mogul, Inc. Mr. Thomas earned his BSME degree from Rensselaer Polytechnic Institute and completed the Advanced Management Program at INSEAD in Fontainebleau, France.

5 Meet the Team © 2014 Chart Industries, Inc. Steve Shaw, President BioMedical Tom Carey, President Distribution & Storage Michael Durkin, President Energy & Chemicals Sam Thomas, Chairman, Chief Executive Officer & President Chart Industries Kevin Blount, VP, Strategy & Business Development Chart Industries Michael Biehl, Executive Vice President & Chief Financial Officer Chart Industries Ken Webster, Chief Accounting Officer Chart Industries Jim Fischman, Director, Investor Relations Chart Industries

GTLS: GAS TO LIQUID SYSTEMS.

# Company Overview


Cryobiological
Commercial / Environmental
Brazed Aluminum Heat Exchangers (BAHX)
Process Systems
Respiratory
BioMedical 23%
Energy & Chemicals 27%
FY 2013 Sales
Distribution & Storage 50%
Air Cooled Heat Exchangers (ACHX)
Parts & Service
LNG
Bulk Storage
Packaged Gas

© 2014 Chart Industries, Inc. 6

7 Industries We Serve © 2014 Chart Industries, Inc.  Technology leader that provides high-end equipment to the energy industry, which is the largest end-user of Chart’s products  One of the leading suppliers in all primary markets served Chart’s portfolio is well diversified, selling to a number of growth industries FY 2013 Sales by End User LNG 26% Manufacturing/ Fabrication 17% Healthcare 18% Natural Gas Processing 15% Energy 12% Life Sciences 5% Food/ Beverage 3% Other 4% Total Energy 53%

8 Global Manufacturing © 2014 Chart Industries, Inc.  Operating leverage provides the flexibility to expand and reduce capacity as needed  Major manufacturing locations include:  North America - Georgia and Minnesota for D&S and BioMedical; also New York for BioMedical; Wisconsin, Louisiana and Oklahoma for E&C  Europe - Czech Republic and Germany for D&S  Asia - China for E&C, D&S and BioMedical  Ramping up the expansion of E&C brazed aluminum heat exchanger facility in Wisconsin. In addition, the acquisition and construction of brazed aluminum heat exchanger capacity in China, and recently approved expansion in D&S China are currently in process Manufacturing facilities are strategically located in lower-cost countries and near centers of demand Corporate Energy & Chemicals Distribution & Storage BioMedical Asia-Pacific Europe North America

9 Natural Gas Demand Growth © 2014 Chart Industries, Inc. Given these parameters, NATURAL GAS AND CHART stand to benefit Natural gas demand is expected to grow faster than coal & oil Low energy costs are expected to drive demand growth in all sectors 0 20 40 60 80 100 120 140 160 180 200 220 240 Wind / Solar / Hydro Biomass / Other Nuclear Coal Gas Oil 2040 2010 Global Energy Demand by Fuel Type (Quadrillion BTUs) Source: ExxonMobil – The Outlook for Energy, A View to 2040 Natural gas as a share of total energy consumption by sector 36% Refineries 31% Chemicals Aluminum Iron & Steel 31% 39% Glass 41% Machinery 46% Other Manufacturing 47% Transportation Equipment 54% Fabricated Metals 58% Sources: EIA, CIRA

10 LNG Value Chain Uniquely positioned to address the entire LNG Value Chain – liquefaction, distribution, storage and end-use – Chart brings many years of experience in LNG solutions to our customers, facilitating the use of a clean-burning, safe fuel alternative to diesel into the future.  Pre-treatment  Baseload LNG  Small/ Mid-Scale LNG Liquefaction  Commercial  Residential  Power Generation  Transportation  Satellite Storage  Bulk LNG Tanks  MicroBulk Applications  Trailers & Mobile Equipment  Rail Cars  Virtual Pipeline Distribution Storage End Use © 2014 Chart Industries, Inc.

11 Energy and Chemicals (E&C) © 2014 Chart Industries, Inc. Mike Durkin, President of Energy & Chemicals has served as the President since 2009. Before being appointed to the role of President, Mr. Durkin held the position of Vice President of Finance E&C and General Manager of Brazed Aluminum Heat Exchanger business. Prior to joining Chart, Mr. Durkin’s professional experience was with Tyco International where he held a variety of positions including VP and General Manager of Tyco Valves and Controls. Mr. Durkin earned his BA in accounting from Stonehill College in North Easton, MA.

12 Energy & Chemicals Overview © 2014 Chart Industries, Inc. Integrated Process Systems • Engineering and fabrication at two sites in Tulsa, OK • Owns the Cooler Service Co., Happy, Tri-Thermal and Esex brands • Full range of standard ACHX configurations and fin tubes • Custom solutions for units in severe service or located in harsh environments Brazed Aluminum Heat Exchangers Air Cooled Heat Exchangers • Principal engineering and fabrication in La Crosse, WI • Additional manufacturing in Wuxi, China • Manufacturing commenced in the 1950s • First to introduce vacuum brazing in the 1980s • Incorporates former Altec and Marston brands • Engineering, sales and E&C headquarters in The Woodlands, TX • Cryogenic system design and fabrication dates back to the 1950s • Engineering, Procurement, Fabrication (EPF) business model • Waterside fabrication and assembly facility in New Iberia, LA

13 Industrial Gas Opportunity © 2014 Chart Industries, Inc.  Growing industrial demand for energy, emerging economies industrialization, energy independence and environmental projects means more BAHX requirements for worldwide Industrial Gas (IG) projects  China is by far the highest growth market over the next 10 years at almost 70% of the $25 billion global oxygen market Strategic Initiatives  La Crosse capacity expansion  China low pressure BAHX operation  Competitive pricing strategy  Best-in-Industry delivery  LEAN (cost reduction, value engineering) 69% 7% 9% 11% 4% China India Europe Americas ROW Large Plant Oxygen Segment Next 10 Years - $25 Billion Per Capita Industrial Gas (Consumption - % of US) Significant Growth Potential 2% India Brazil 10% Mexico 100% 12% 20% China US Source: Praxair, Spiritus Consulting Source: Air Products

14 Leader in Brazed Aluminum Heat Exchangers © 2014 Chart Industries, Inc. In March 2014 Chart dedicated the expansion of the La Crosse, WI facility  $50 million investment  >40% increase in manufacturing capacity  Doubles the engineering space  Addition of the world’s largest vacuum brazing furnace Manufacturing has commenced at Chart’s purpose built BAHX and cold box facility in Wuxi, China The La Crosse facility also earned the environmental distinction of being declared a ‘Zero Landfill Plant’

15 Natural Gas Processing (NGP) Opportunity © 2014 Chart Industries, Inc.  Oil to natural gas price differential, increasing energy demand, environmental sustainability and energy independence drives global growth for natural gas  Natural gas must be processed to remove heavy hydrocarbons and NGL’s for industrial, petrochemical use and export  E&C participates in the NGP segment with its entire product portfolio and systems capabilities  LNG Export facilities and NGL export facilities will require additional cryogenic natural gas plants Strategic Initiatives  La Crosse capacity expansion  Larger BAHX’s – improved packaging  Competitive pricing strategy  Best-in-Industry delivery  LEAN (cost reduction, value engineering) 0 5 10 15 20 $ /M M B tu Oil & Natural Gas Prices ($MM Btu) Source: PIRA – Oil & Gas Market Outlook 2013 Source: FERC Website – May 2014

16 Petrochemical Opportunity © 2014 Chart Industries, Inc. Ethylene/Propylene Plant Opportunities  Global petrochemical demand forecast to grow consistent with global GDP  US and ME growth is due to access to advantaged feedstocks (ethane and NGL’s)  Asia to have largest growth – coal (coal to chemicals) and naptha (oil based) feedstocks  E&C participates in ethylene and propylene segment with its entire product portfolio and systems capabilities  Growth in petrochemical segment drives investment in NGL recovery projects Strategic Initiatives  Larger BAHX’s – optimized, lower cost, packaged solutions (BAHX, CIKs®, Cold Boxes)  Wuxi acquisition – supports China/Asia petrochemical projects with local supply  Competitive pricing strategy  Best-in-Industry delivery Source: IHS Chemical, Williams NGL & Petchem Services Oct 2013 2012 = 130 MTA 2022 >180 MTA MTA = Million Tons per Annum

17 LNG Opportunity © 2014 Chart Industries, Inc.  North America: Secular growth trend based on the use of LNG as a substitute for diesel fuel  Baseload LNG: Offers sale of equipment opportunities globally and in NA for related cryogenic gas processing plants (BAHX/Cold Boxes/CIKs®)  China: Continued growth in capital spending for fuel infrastructure with a focus on natural gas  Chart is vertically integrated across all facets of the market including project management, engineering and delivery of LNG plants Strategic Initiatives  LNG Standard Plant  Maximize revenue opportunity per project – several initiatives underway to grow our scope of supply and proprietary equipment portfolio  Leverage the Wuxi acquisition to increase order opportunity in China  Development opportunities in FLNG and midscale LNG export Source: Praxair, Spiritus Consulting; Nov-2012

18 LNG Standard Plants © 2014 Chart Industries, Inc. Chart Systems strategy is to provide a vertically integrated equipment package to the small and midscale LNG market

19 Distribution and Storage (D&S) © 2014 Chart Industries, Inc. Tom Carey, President of Distribution and Storage has been with Chart Industries and predecessor companies since 1987 in positions of engineering, engineering management, operations management, product management, global engineering and sales management before assuming his current role of Distribution and Storage President in 2004. Prior to joining Chart, Mr. Carey was employed by Airco as a field engineer in support of bulk industrial gas sales. Mr. Carey received his BMET from Pennsylvania State University and his MBA from the University of South Florida.

20 Distribution & Storage Overview © 2014 Chart Industries, Inc.  Most complete provider of cryogenic distribution and storage equipment for the LNG and Industrial Gas (IG) markets  Global footprint, serve our markets regionally  Core competencies in cryogenic engineering, welding and vacuum technology  Leading innovator in cryogenic packaged gas and MicroBulk systems  20+ year track record in LNG applications

CHART
GTLS: GAS TO LIQUID SYSTEMS.

# LNG Fueling Overview - China


中国石油

## Growth Drivers

- China LNG imports set to grow at a faster pace in 2014 than the average of the last 4 years
- National Standards(NS)4 Emissions regulations
- Marine LNG Subsidies

## Strategic Initiatives

- $80 Million Greenfield expansion
- Technology, quality, and safety innovation
- Enhance sales leadership

China Annual LNG Station Demand


2014
3,000
2015
4,500

China Annual LNG Vehicle Tank Demand


2014
100,000
2015
250,000

Source: Morgan Stanley, CITI Group, Sinotrust, Company Estimates

© 2014 Chart Industries, Inc.

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CHART
GTLS: GAS TO LIQUID SYSTEMS.

# LNG Fueling Overview - Europe

## Growth Drivers

- Ready supply of LNG
- Displacement of propane and fuel oil
- R110 regulation for vehicle fuel tanks supports increased LNG offerings from heavy duty truck OEMs
- Emission reduction mandates drive marine activity


Courtesy of Incat

## Strategic Initiatives

- Partner to jointly develop customer solutions
- Enhance engineering and project management capabilities
- Improve manufacturing cost position

Europe Annual Bunkering Station and Marine Tank Demand


Bunkering Stations
Marine Tanks
3
9
10
50
2012
2015

Source: Morgan Stanley, CITI Group, Company Estimates

© 2014 Chart Industries, Inc.
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23 © 2014 Chart Industries, Inc. LNG Fueling Overview - US Source: Morgan Stanley, CITI Group US- LNG Available for Vehicle Fueling (MM’s of tons) US Annual LNG Station Demand US Annual LNG Vehicle Tank Demand 0.1 0.1 0.1 0.5 2015 0.6 2012 0.2 Liquefaction Peak Shave 15 50 2015 2012 750 5,000 2015 2012 Growth Drivers  Available LNG  Refueling infrastructure  Economic benefits Strategic Initiatives  Partner with regional companies  Targeted R&D spend on developing markets (Marine/Rail)  Partner to jointly develop customer solutions

24 © 2014 Chart Industries, Inc. Industrial Gas Outlook  Expand MicroBulk footprint  Grow engineered systems sales in food freezing, hospital and water treatment applications in US & Europe  Improve Latin America reach  Develop Medical MicroBulk in U.S.  Cross-pollinate engineering excellence  Global rollout of Modular Vacuum Insulated Pipe (MVIP)  Cost improvements on mature products Strategic Initiatives 0 1 2 3 4 5 4Q12 2Q13 1Q13 1Q14 4Q13 3Q13 Industrial Gas Revenue Growth compared to GDP Source: Robert W. Baird and Co., CGI June 2014 GDP Growth Gas Revenue Growth YoY Growth Rate (%)

CHART
GTLS: GAS TO LIQUID SYSTEMS.

# New Product Development


115453

DynaFlow3000



LNG Dispenser



ChillZilla® Food Freezing System



In-shroud Heat Exchanger



LNG and Industrial Gas Railcars

**Strategic Initiatives**

- Best in class product development process
- Customer focus in specific markets:
  - LNG Fueling for OTR trucking, Marine, and Rail
  - Industrial Products, including Aseptic Dosing, transportable PermaCyl®, Microbulk Storage, ChillZilla® CO2 Supply System, Nitrogen Generation
- Innovate ahead of the curve

© 2014 Chart Industries, Inc.

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26 © 2014 Chart Industries, Inc. BioMedical Steve Shaw, President of BioMedical has served in this position since October 2002. Mr. Shaw has held various management roles since joining Chart in 1993. Prior to joining Chart, Mr. Shaw served with TRW Inc. Cleveland, Ohio in the Automotive Aftermarket Group. Mr. Shaw earned his BSIM degree from Georgia Institute of Technology in Atlanta, Georgia.

27 © 2014 Chart Industries, Inc. BioMedical Overview  Leader in liquid oxygen (LOX) and cryogenic biological storage, which stems from Chart’s expertise in cryogenics technology  Only supplier with both oxygen concentrator and liquid oxygen product offerings available to the end user  Recently entered the on site gas generation space with the AirSep acquisition in 2012  Committed to expand our scope and geographic position in cold storage business through product development and by building out global distribution

28 © 2014 Chart Industries, Inc. Oxygen Opportunities & Challenges $0 $50 $100 $150 $200 $250 Original Round 1 Round 2 Opportunity: Aging Global Population Response: Response: Leads Us To Asia Move to non-delivery 1,800 1,600 1,400 1,200 1,000 800 2,000 2,200 600 400 200 0 2010 1990 1970 1950 2050 2030 Developing Countries Developed Countries # of People Aged 60 or Over (World) Impact on monthly LOX reimbursement Source: United Nations Population Fund (UNFPA) Source: CMS, above rates are average Medicare allowables Challenge: Competitive Bidding

29 © 2014 Chart Industries, Inc. Global Oxygen Therapy Leader x  Patient Liquid Oxygen Cylinders Transportable Stationary Concentrator Home Pressure Fill Home LOX POC   x  Strategic Initiatives  Become respiratory leader in China  Product cost reductions  Low cost manufacturing  Current Products x Do Not Offer  Intend to Offer

30 © 2014 Chart Industries, Inc. Life Sciences Market Leader Strategic Initiatives  Expand product offering outside of current niche  Enter into global strategic partnership for improved sales penetration  Product cost reductions  Low cost manufacturing

31 © 2014 Chart Industries, Inc. On Site Generation - Environmental High Purity Packaged AS250 System used in Afghanistan for NATO forces VPSA System in use in Melbourne Strategic Initiatives  Expand sales position, with focus on emerging markets  Conversion of antiquated wastewater treatments systems  Product cost reductions  Low cost manufacturing

32 © 2014 Chart Industries, Inc. Product Line Expansion eQuinox Vario Freezer Strategic Initiatives  New product introduction every 18 months  Expand our technology to continue to reduce the size and improve performance of our portable oxygen concentrators  Replace compressor driven systems with cryogenic systems HEco Freezer Companion 5 Stationary Concentrator

33 Investing for Future Growth © 2014 Chart Industries, Inc. Kevin Blount, Corporate Vice President, Strategy & Business Development has been with Chart Industries for over 30 years serving in a number of senior management roles within the Energy & Chemicals business. He has held positions in manufacturing, operations, procurement, quality, mechanical engineering, sales and marketing, business development and M&A. Mr. Blount moved from the UK to The Woodlands, TX, in June 2005 to lead Energy & Chemicals’ worldwide sales and marketing efforts and took up his present corporate role focusing on strategic growth opportunities and business development in October 2013. Mr. Blount was educated in the UK earning his HND in Mechanical Engineering and MBA from Wolverhampton Polytechnic.

34 Investing for Future Growth © 2014 Chart Industries, Inc. “If you are standing still, you are going backwards”

CHART
GTLS: GAS TO LIQUID SYSTEMS.

# Corporate Development Process Map

**Strategy, Sourcing & Fit** | **Transaction Process**



Strategy Council
Inflow
Bankers/Brokers
Internal Sources
Active Search
Other
CD
BU
Strategic Plan Criteria
Investment Themes
Corporate
E&C
D&S
BioMed
Qualified (to evaluate)
Evaluation
Execution
Integration
Post Acq. Review
Forecast, Synergies & Valuation
Develop Offer, Terms/LOI
Due Diligence
Go/No-Go, Price Adj.
Deal Structure
Integration Planning
Negotiate Documents
Follow Up/ Clean Up Items
Execute Integration Plan
Synergy Capture
Integration Dashboard
Follow Up Items (e.g. escrow, Earn-outs)
Financial & Non-financial Performance
Lessons Learned

Opportunity flows from various sources to Corporate Development (CD) and Business Units (BUs)

CD & BUs filter inflow against Strategic Plan Criteria & Investment Themes then pass on to appropriate BU(s) for qualification or no-interest

Further information gathered on qualified opportunities which are either terminated, go active or are put on watch list

Active opportunities move through the transaction process to disposition

© 2014 Chart Industries, Inc.
35

36 Growth Strategy © 2014 Chart Industries, Inc. ENERGY & CHEMICALS DISTRIBUTION & STORAGE BIOMEDICAL • Maximize LNG Growth • Capacity Expansions • End-use Applications • Global Respiratory Growth, leader in China • Expand On Site Oxygen Generation • Product Line Expansion Chart’s Core Strategies: Mission: A leader in high-growth, global niches for engineered equipment, systems and aftermarket to the energy, industrial gas and biomedical industries 1) Technology 2) Innovation 3) Profitable Growth 4) Organizational Development 5) Operational Excellence 6) Leverage core competencies • BAHX Global Leader • LNG Standard Plant • Expand Systems Scope of Supply

37 Areas of Continued Interest © 2014 Chart Industries, Inc.  Expand proprietary equipment portfolio  NG pre-treatment  Molecular sieves  Rotating equipment  Vacuum equipment  Service/aftermarket  EPC/EPCM  Micro-scale LNG  Industrial Gas end-use applications (e.g., wastewater treatment)  On-site gas generation  NG conditioning  NG on-vehicle and delivery systems  LNG:CNG  Thermal storage  Cold storage  Controls  Leverage core competencies and existing technology in new markets  Geographic plays Mission: A leader in high-growth, global niches for engineered equipment, systems and aftermarket to the energy, industrial gas and biomedical industries Technology Vertical Integration Consolidation 12 Capability

38 © 2014 Chart Industries, Inc. Revenues, Orders, Backlog and Wrap-up Michael Biehl, Executive Vice President and Chief Financial Officer has served as Executive Vice President since April 2006 and has served as our Chief Financial Officer since July 2001. Until May 22, 2014, Mr. Biehl was also Chart’s Treasurer. Prior to joining our company, Mr. Biehl served as Vice President, Finance and Treasurer at the former Oglebay Norton Company. Prior to joining Oglebay Norton in 1992, Mr. Biehl worked in the audit practice of Ernst & Young LLP in Cleveland, Ohio. Mr. Biehl received his BBA from Ohio University and his MBA from The Kellogg School of Management at Northwestern University.

39 Historical Revenue Trends © 2014 Chart Industries, Inc. 266 269 390 476 593 138 324 319 215199148 205+28% 2013 $1,177 2012 $1,014 2011 $795 2010 $555 2013 +115% $307 2012 $162 2011 $54 2010 $31 BioMed E&C D&S LNG Sales ($MM) Consolidated Sales ($MM) 26% 16% 7% 6% LNG % of Total Revenue CAGR CAGR Chart continues to see overall revenue growth in the business by more than doubling sales over the last 4 years. The LNG market is the highest growing segment across all regions.

40 Historical Orders and Backlog © 2014 Chart Industries, Inc. 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Q1 14 Q3 13 Q1 13 Q3 12 Q1 12 Q3 11 Q1 11 Q3 10 Q1 10 E&C BioMed D&S 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 Q3 10 Q3 11 Q1 11 Q1 10 Q1 13 Q1 14 Q3 13 Q1 12 Q3 12 Quarterly Orders ($MM) Quarter-end Backlog ($MM)

41 © 2014 Chart Industries, Inc. Summary of Investment Highlights  Attractive industry with long-term customer relationships  Solid platform with worldwide presence and leading industry positions in all segments  Solid organic earnings should provide substantial free cash flow and good liquidity  Permit continued accretive organic and inorganic growth  Exploit LNG and NG growth  Opportunities with global infrastructure build-out  New product development  Expanded new business and inorganic pipeline  Revolving credit facility provides significant liquidity  Low cost long-term debt  Low net debt to EBITDA ratio provides financing opportunities for organic expansion and acquisitions Chart continues to represent a unique investment opportunity to capitalize on global energy demand, growth in natural gas and LNG use, with participation in solid core businesses that offer additional growth opportunities Positioned for Growth Very Stable Business Model Strong Balance Sheet Flexible / Low Cost Capital Structure

© 2014 Chart Industries, Inc. www.chartindustries.com